Exhibit 10.19

Certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

Amendment to Employment Agreement

between

1.	MoonLake Immunotherapeutics AG

Untermüli 7 / Postfach 7444

6302 Zug

Switzerland

(“Employer”)

and

2.	Matthias Bodenstedt

[***]

(“Employee”)

(together hereinafter referred to as the “Parties”)

The Parties hereby agree that the employment relationship of the Employee with the Employer shall commence on July 1st, 2021. This new commencement date shall substitute the previously agreed upon date in section 2 of the Employment Agreement that was signed by the Parties on May 27th, 2021.

The Employer

Basel, June 22nd 2021
Place, date

/s/ Arnout Ploos van Amstel
Arnout Ploos van Amstel, Founder and COO

The Employee

Saint-Louis, June 22nd 2021
Place, date

/s/ Matthias Bodenstedt
Matthias Bodenstedt